UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2005

ADVANCED POWER TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16047	93-0875072
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 SW Columbia Street,
Bend, Oregon 97702

(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code:

(541) 382-8028

Check the appropriate box below if the Form 8- filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A (Amendment No. 1) is filed as an amendment to our Form 8-K as filed with the Securities and Exchange Commission on October 4, 2005. This Amendment No. 1 to Form 8-K is filed solely to include the reconciliation of GAAP to Non-GAAP Net Income Per Share which was inadvertently omitted from the press release in the original filing.  The reconciliation is included below in Item 2.02.

Item 2.02 Results of Operations and Financial Condition

The Registrant’s media release dated October 3, 2005, regarding expected results for the quarter ended September 30, 2005 and guidance for the quarter ending December 31, 2005 was furnished as Exhibit 99.1 to our Form 8-K dated October 4, 2005. The information in this amendment to our Form 8-K is being furnished under Item 2.02 of Form 8-K.

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) PER SHARE*

(In thousands, except per share amounts)

(Unaudited)

($ per diluted share) Business Outlook Three Months Ended Sept 30, 2005
Forecast GAAP net income (loss) per share	$ 0.00 - $0.02

Purchase accounting adjustments related to acquisitions:

Cost of sales:
Intangible asset amortization	$ 0.024

Selling, general and administrative:
Intangible asset amortization	$ 0.004
Deferred compensation amortization	$ 0.001

Forecast Non-GAAP net income (loss) per share	$ 0.03 - $0.05

*Supplemental non-GAAP financial measures are not based on generally accepted accounting principles (GAAP), but are provided to explain the impact of certain significant items. The Company believes that the disclosure of non-GAAP gross margin, net income, and earnings per share is useful to investors and creditors of the Company as it is a way to explain the impact of certain accounting charges included in the Company’s operating results due to acquisitions, restructuring activities, valuation of deferred taxes, and other charges in a way that allows for comparison to prior periods and expectations about the ongoing financial condition and results of operations exclusive of historical or contemplated acquisitions or other transactions. In addition, management uses each of these measures in evaluating the ongoing operational performance of its business. Management bonus calculations are based on each of these same measures, in order to isolate the controllable performance of the operations from the impact of negotiated acquisition costs, restructuring measures, or tax consequences.

SIGNATURES

Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized this 31st day of January, 2006.

ADVANCED POWER TECHNOLOGY, INC.

BY:	/s/ GREG M. HAUGEN

Greg M. Haugen
Vice President, Finance and Administration,
Chief Financial Officer and Secretary
(Principal Financial Officer)